SECURITIES ACT FILE NO. 333-59745
                                               SECURITIES ACT FILE NO. 33-56094


                           INTERNATIONAL EQUITY FUNDS

                       SUPPLEMENT DATED NOVEMBER 16, 2001
                           TO THE CLASS A, B, C AND M
            INTERNATIONAL EQUITY FUNDS PROSPECTUS DATED MARCH 1, 2001

1.   PROPOSED FUND REORGANIZATIONS.

On November 2, 2001, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (each a "Reorganization" and collectively, the "Reorganizations"):

           DISAPPEARING FUND                                   SURVIVING FUND
           -----------------                                   --------------
Pilgrim International Core Growth Fund             Pilgrim International Fund

Pilgrim Global Communications Fund                 Pilgrim Global Information Technology Fund
Pilgrim Internet Fund                              Pilgrim Global Information Technology Fund

Each proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganizations would take place during the first half of 2002.

2. PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND TO BECOME ING GLOBAL TECHNOLOGY FUND.

Effective March 1, 2002, the name of the Pilgrim Global Information Technology Fund will be renamed "ING Global Technology Fund", and the Fund's investment strategies will change to focus more broadly on technology companies rather than communications companies. The following disclosure will replace the disclosure under the section "Pilgrim Global Information Technology Fund -- Investment Strategy" on page 27 of the Prospectus:

     The Fund invests, under normal market conditions, at least 80% of its total assets in equity securities and equity equivalent securities (preferred stock, warrants and convertible securities) of U.S. and non-U.S. technology companies. The Fund may invest in large-, mid- and small-sized companies.

     For purposes of the Fund's investment strategy, technology companies are companies with businesses in or related to technology or technology services, or that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the following areas: internet activities, including internet related hardware, software, infrastructure and networking equipment; media and entertainment businesses, including radio, television, satellite and cable television, broadcasting and media content; telecommunications and communications, including the design, manufacture or operation of telecommunications services and equipment, voice, data, wireless, paging and electronic components; computer businesses, including hardware, software, semiconductors, semiconductor capital equipment and server hardware producers; e-commerce businesses, including equipment and communications activities such as electronic mail, data processing, information systems, networking, office automation and on-line services; and companies involved in the distribution, servicing, research and development of these businesses.

     The Sub-Adviser seeks to combine broad industry analysis and "bottom-up" company analysis to identify the stocks of companies that it believes will become tomorrow's technology leaders. In choosing investments for the Fund, the Sub-Adviser attempts to identify themes that highlight industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from selected investment themes, and assesses a company's fundamental prospects. It is likely that a portion of the Fund's holdings will be invested in newly issued securities acquired in initial public offerings or on the secondary market.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.